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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 Pursuant to Section 13 or Section 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 2, 2001
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                             ANC Rental Corporation
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             (Exact name of Registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



             0-30776                                    65-0957875
     ------------------------               ---------------------------------
     (Commission File Number)               (IRS Employer Identification No.)


            200 South Andrews Avenue, Fort Lauderdale, Florida 33301
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (954) 320-4000
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

99.1     Press Release, dated August 2, 2001


Item 9.  REGULATION FD DISCLOSURE.

         On August 2, 2001, ANC Rental Corporation issued a press release with respect to results for the quarter ended June 30, 2001 and the engagement of Lehman Brothers to explore strategic alternatives to maximize shareholder value. The press release is attached as Exhibit 99.1.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2001

                                       ANC Rental Corporation

                                       By: /s/ Howard D. Schwartz
                                           -------------------------------------
                                           Howard D. Schwartz
                                           Senior Vice President,
                                           General Counsel and Secretary






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                                  EXHIBIT INDEX


99.1     Press Release, dated August 2, 2001









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